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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 26, 2002

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                                WorldCom, Inc.

              (Exact Name of Registrant as Specified in Charter)

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          Georgia                        0-11258               58-1521612
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
     of Incorporation)                                     Identification No.)


          500 Clinton Center Drive, Clinton, Mississippi          39056
             (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code (601) 460-5600

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Item 5.  Other Events.

Press Releases

         On November 26, 2002, WorldCom, Inc. (the "Company") issued a press release announcing that it has consented to the entry of a permanent injunction that will resolve claims brought in the Securities and Exchange Commission's civil lawsuit regarding the Company's past accounting practices. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             Exhibit No.                Description of Exhibit
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             99.1                       Press Release dated November 26, 2002



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORLDCOM, INC.
                                 (Registrant)


                                 By: /s/ Michael H. Salsbury
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                                 Name:  Michael H. Salsbury
                                 Title: General Counsel

Dated:  November 27, 2002


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                                 EXHIBIT INDEX

   Exhibit No.                   Description
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      99.1         Press Release dated November 26, 2002





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